EXHIBIT 10(i)


March 10, 2000



C. Martin Sowers
Family Dollar Stores, Inc.
P.O. Box 1017
Charlotte, NC  28201-1017

Re:  Credit Agreement dated as of March 31, 1996 among
     Bank of America, N.A. (formerly known as NationsBank, N.A.)
     ("Bank of America"), Family Dollar Stores, Inc. ("FDSI") and
     Family Dollar, Inc. ("FDI") (as amended or modified prior to the date hereof, the "Credit Agreement")

Dear Marty:

You have requested, on behalf of FDSI and FDI, an extension of the Tranche A Termination Date for an additional period of one year in accordance with Section 2.14 of the Credit Agreement.
Bank of America agrees to such extension and hereby agrees to extend the "Tranche A Termination Date" from March 31, 2001 to March 31, 2002. Further, you have requested, on behalf of FDSI and FDI, an extension of the Tranche B Termination Date for an additional period of 364 days in accordance with Section 2.15 of the Credit Agreement. Bank of America agrees to such extension and hereby agrees to extend the "Tranche B Termination Date" from March 27, 2000 to March 21, 2001. Capitalized terms not otherwise defined herein have the same meaning given to such terms in the Credit Agreement.

Except as expressly amended by this letter, the Credit Agreement and all of the other Loan Documents are confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms. FDSI and FDI hereby affirm that all representations and warranties in the Credit Agreement remain true and accurate as of the date hereof and that no Default or Event of Default has occurred and is continuing as of the date hereof.

This amendment shall be effective upon signing by each of the parties to the Credit Agreement and the Guarantors. Please acknowledge your agreement by signing and returning to me the enclosed copy of this letter.

Very truly yours,

BANK OF AMERICA, N.A.



Timothy H. Spanos
Managing Director
(704) 386-4507


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ACKNOWLEDGED AND AGREED:

FAMILY DOLLAR STORES, INC.         FAMILY DOLLAR, INC.

By:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance



Each of the Guarantors below acknowledges and consents to this amendment and ratifies its Guaranty:

Family Dollar Services, Inc.       Family Dollar Operations, Inc.

By:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance


Family Dollar Trucking, Inc.

By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS
Title:  Senior Vice President-
        Finance